                                             File Numbers 333-12283 and 811-7817

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                       Pre-Effective Amendment Number
                                                       ---

                       Post-Effective Amendment Number  3
                                     and/or            ---

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X
                                                                       ---

                              Amendment Number  3
                                               ---

                           ADVANTUS VENTURE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


               400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                    (Address of Principal Executive Offices)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (651) 665-5923


       ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                     (Name and Address of Agent for Service)


                                    Copy to:
                           Michael J. Radmer, Esquire
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                       Minneapolis, Minnesota  55402-1498

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

       X
      ---  immediately upon filing pursuant to paragraph (b)

      ---  On (date) pursuant to paragraph (b)

      ---  60 days after filing pursuant to paragraph (a) (1)

      ---  on (date) pursuant to paragraph (a) (1)

      ---  75 days after filing pursuant to paragraph (a) (2)

      ---  on (date) pursuant to paragraph (a) (2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

      --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
      Class A Common Shares, Par Value $.01 Per Share
      Class B Common Shares, Par Value $.01 Per Share
      Class C Common Shares, Par Value $.01 Per Share

                           ADVANTUS VENTURE FUND, INC.
                       Registration Statement on Form N-1A

                        --------------------------------

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                        --------------------------------

ITEM NO.                                          PROSPECTUS HEADING

1.   Cover Page . . . . . . . . . . . . . . . .   Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . .   Prospectus Summary; Fees
                                                  and Expenses

3.   Financial Highlights . . . . . . . . . . .   Financial Highlights;
                                                  Investment Performance

4.   General Description of Registrant  . . . .   Investment Objectives,
                                                  Policies and Risks; Portfolio
                                                  Turnover; Management of the
                                                  Fund; General Information

5.   Management of the Fund . . . . . . . . . .   Management of the Fund;
                                                  General Information

6.   Capital Stock and Other Securities . . . .   Dividends and Capital Gains
                                                  Distributions; Taxes;
                                                  General Information

7.   Purchase of Securities Being Offered . . .   Purchase of Fund Shares;
                                                  Sales Charges; Special
                                                  Purchase Plans

8.   Redemption or Repurchase . . . . . . . . .   Redemption of Fund Shares;
                                                  Reinstatement Privilege

9.   Pending Legal Proceedings  . . . . . . . .   Not Applicable

                                                  STATEMENT OF ADDITIONAL
ITEM NO.                                          INFORMATION HEADING

10.  Cover Page . . . . . . . . . . . . . . . .   Cover Page

11.  Table of Contents  . . . . . . . . . . . .   Table of Contents

12.  General Information and History  . . . . .   General Information and
                                                  History

13.  Investment Objectives and Policies . . . .   Investment Objectives and
                                                  Policies; Investment
                                                  Restrictions; Portfolio
                                                  Turnover

14.  Management of the Fund . . . . . . . . . .   Directors and Executive
                                                  Officers; Director  Liability

15.  Control Persons and Principal Holders
       of Securities . . . . . . . . . . . . . .  Capital Stock and Ownership
                                                  of Shares

16.  Investment Advisory and Other Services . .   Investment Advisory and Other
                                                  Services

17.  Brokerage Allocation . . . . . . . . . . .   Portfolio Transactions and
                                                  Allocation of Brokerage

18.  Capital Stock and Other Securities . . . .   Capital Stock and Ownership
                                                  of Shares

19.  Purchase, Redemption and Pricing
     of Securities Being Offered . . . . . . .    How to Buy Shares; Net   Asset
                                                  Value and Public Offering
                                                  Price; Reduced Sales Charges;
                                                  Shareholder Services;
                                                  Redemptions

20.  Tax Status . . . . . . . . . . . . . . . .   Distributions and Tax Status

21.  Underwriters . . . . . . . . . . . . . . .   Investment Advisory and Other
                                                  Services

22.  Calculation of Performance Data  . . . . .   Calculation of Performance
                                                  Data

23.  Financial Statements . . . . . . . . . . .   Financial Statements

                        PART A. INFORMATION REQUIRED IN A PROSPECTUS

                       [ADVANTUS -TM- FAMILY OF FUNDS]
    PROSPECTUS DATED NOVEMBER 19, 1998


   ADVANTUS VENTURE FUND, INC.

----------------------------------------------------------------------

      P.O. Box 9767 - Providence, Rhode Island 02940-5059 - 1-800-665-6005

--------------------------------------------------------------------------------

    Advantus Venture Fund, Inc. ("Venture Fund" or the "Fund") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes: Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.
    The Fund's investment objective is to seek the long-term accumulation of capital. In pursuit of this objective, the Venture Fund will follow a policy of investing primarily in value common stocks issued by small companies. A company is defined as "small" in terms of its market capitalization (see "Investment Objectives, Policies and Risks"). "Value" common stocks are those whose issuers, in the opinion of the Fund's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Fund. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally.
    There is risk in all investments. There can be no assurance that the Fund will achieve its objective.
    SHARES OF THE FUND MAY BE SOLD THROUGH BANKS OR OTHER FINANCIAL INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.

    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated November 19, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

TABLE OF
CONTENTS
---------

PROSPECTUS SUMMARY...........................          3

FEES AND EXPENSES............................          5

FINANCIAL HIGHLIGHTS.........................          6

INVESTMENT OBJECTIVES, POLICIES AND RISKS....          7

PORTFOLIO TURNOVER...........................         12

MANAGEMENT OF THE FUND.......................         13

PURCHASE OF FUND SHARES......................         15

SALES CHARGES................................         16

SPECIAL PURCHASE PLANS.......................         19

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.......................................         20

REDEMPTION OF FUND SHARES....................         21

TELEPHONE TRANSACTIONS.......................         22

REINSTATEMENT PRIVILEGE......................         23

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ...         23

TAXES........................................         23

INVESTMENT PERFORMANCE.......................         24

GENERAL INFORMATION..........................         25

COUNSEL AND INDEPENDENT AUDITORS.............         26

CUSTODIAN....................................         26

APPENDIX--BOND RATINGS.......................         27

  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Ascend Financial. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

--------------------------------------------
PROSPECTUS
SUMMARY

                  Advantus Venture Fund, Inc. ("Venture Fund" or the "Fund") is an open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and nine other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Multiple Class Funds").

--------------------------------------------
INVESTMENT
OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objectives, Policies and Risks."

--------------------------------------------

INVESTMENT
ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). See "Management of the Fund."


--------------------------------------------

HOW TO PURCHASE
FUND SHARES Ascend Financial Services, Inc. ("Ascend Financial"), a subsidiary of Advantus Capital, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from Ascend Financial, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of Ascend Financial may receive different compensation depending on which class of shares they sell.

  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. See "Sales Charges--Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without either an initial sales charge or a contingent deferred sales charge. Class C shares are also subject to a higher Rule 12b-1 fee, paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased. Class C shares also provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Although not subject to a contingent deferred sales charge, Class C shares must be held longer than Class B shares before they convert automatically to Class A shares, and are subject to the higher Rule 12b-1 fee during the longer holding period. In addition, like Class B shares, Class C shares will have a higher expense ratio and pay lower dividends than Class A shares, due to the higher Rule 12b-1 fee, prior to conversion. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

--------------------------------------------
HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone unless the shareholder has elected on the account application not to have telephone transaction privileges. See "Redemption of Fund Shares."

--------------------------------------------
INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders quarterly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are generally distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

--------------------------------------------
RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
- The Fund may invest up to 10% of its net assets in securities which are considered illiquid.
- The Fund may, with respect to 25% of its total assets, invest in excess of 5% of its total assets in securities of a single issuer.
- Common stocks, such as those purchased by the Fund, are more volatile and present greater risk than some other forms of investment.
- Investments in securities of small companies, such as those made by Venture Fund, involve greater risks than equity securities generally, because small companies usually have less experienced management, less access to capital and fewer product lines to support their operations. In addition, securities of small companies are subject to greater short-term price volatility.
- There is risk that Advantus Capital will be unable to identify "value" securities on a consistent basis, and also that value securities may be out of favor during certain market cycles and therefore underperform other types of equity securities.
- The Fund has the right to purchase securities in foreign countries. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may also be affected either unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
- The Fund may invest up to 10% of its assets in convertible debt securities rated below investment grade. These securities are regarded as predominately speculative.
- The Fund may purchase and sell certain types of options contracts. The use of options contracts involves additional potential risks, in addition to the risks associated with the underlying securities on which such options are written, including the risk that the prices of such underlying securities will not move as anticipated.
  For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objectives, Policies and Risks."

--------------------------------------------------------------------------------
FEES AND
EXPENSES

             The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


                                                    CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFER PRICE)                      5.00%     0.00%     0.00%
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD
(AS A PERCENTAGE OF REDEMPTION PROCEEDS)              0.00%     5.00%     0.00%
-------------------------------------------------------------------------------
SALES LOAD IMPOSED ON REINVESTED DIVIDENDS               0         0         0
-------------------------------------------------------------------------------
REDEMPTION FEES+                                         0         0         0
-------------------------------------------------------------------------------
EXCHANGE FEES
  - ON FIRST TWELVE EXCHANGES EACH YEAR                  0         0         0
  - ON EACH ADDITIONAL EXCHANGE                     $ 7.50    $ 7.50    $ 7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO
  A WIRE CHARGE OF $7.50,
   WHICH WILL BE ADDED TO THE AMOUNT REDEEMED.
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                              0.80%     0.80%     0.80%
-------------------------------------------------------------------------------
RULE 12b-1 FEES (AFTER EXPENSES WAIVED)*              0.15%**   1.00%     1.00%
-------------------------------------------------------------------------------
OTHER EXPENSES                                        0.45%     0.45%     0.45%
                                                    -------   -------   -------
TOTAL FUND OPERATING EXPENSES (AFTER EXPENSES
WAIVED)***                                            1.40%     2.25%     2.25%
                                                    -------   -------   -------
                                                    -------   -------   -------


     *A LONG-TERM SHAREHOLDER MAY PAY MORE IN ASSET-BASED SALES CHARGES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (SEE MANAGEMENT OF THE FUND--THE UNDERWRITER AND PLANS OF DISTRIBUTION).
    **THE FUND HAS ADOPTED A PLAN OF DISTRIBUTION, PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, WHICH PROVIDES FOR THE PAYMENT TO ASCEND FINANCIAL OF A DISTRIBUTION FEE EQUAL TO AN ANNUAL RATE OF .30% OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES OF THE FUND. ASCEND FINANCIAL IS CURRENTLY WAIVING THAT PORTION OF DISTRIBUTION FEE WHICH EXCEEDS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES, .15%. IT IS ASCEND FINANCIAL'S PRESENT INTENTION TO WAIVE DISTRIBUTION FEES AT SUCH LEVEL DURING THE CURRENT FISCAL YEAR (ENDING JULY 31), BUT IT RESERVES THE RIGHT TO CEASE SUCH WAIVER, IN WHOLE OR IN PART, AT ANY TIME.


   ***ASCEND FINANCIAL VOLUNTARILY WAIVED 12b-1 FEES FOR CLASS A OF VENTURE FUND FOR THE YEAR ENDED JULY 31, 1998. IF CLASS A HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF TOTAL FUND OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.55% FOR CLASS A SHARES.


---------------------------------------------------------------
SHAREHOLDER EXPENSE
EXAMPLE An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

YEAR REDEEMED       CLASS A        CLASS B        CLASS C
----------------------------------------------------------

      1             $    64        $    73        $    23

      3                  92            105             70

      5                 123            135            120

     10                 210            227*           237**

  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:

YEAR REDEEMED                      CLASS B
----------------------------------------------------------
      1                            $    23

      3                                 70

      5                                120

     10                                227*

    *REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
   **REFLECTS CONVERSION OF CLASS C SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.
  THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL      The following financial highlights table shows certain per share data and selected important
HIGHLIGHTS     financial information for evaluating the Fund's results. This information has been audited by KPMG
----------     Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements contained in the Fund's Annual Report to Shareholders.


  Per share data for a share of capital stock and selected information for the year ended July 31, 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997 are as follows:



                                                        CLASS A                  CLASS B                 CLASS C
                                                  --------------------      -----------------      -------------------
                                                   1998         1997         1998      1997         1998       1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 11.73      $ 10.17      $ 11.71   $ 10.17      $ 11.71   $   10.17
                                                  --------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                                 .06          .05         (.02)      .01         (.03)        .01
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
AND UNREALIZED)                                       .98         1.55          .92      1.54          .97        1.54
                                                  --------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                     1.04         1.60          .90      1.55          .94        1.55
                                                  --------------------------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME                 (.08)        (.04)        (.01)     (.01)        (.01)       (.01)
DISTRIBUTIONS FROM CAPITAL GAINS                     (.66)          --         (.66)       --         (.66)         --
                                                  --------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (.74)        (.04)        (.67)     (.01)        (.67)       (.01)
                                                  --------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 12.03      $ 11.73      $ 11.94   $ 11.71      $ 11.98   $   11.71
                                                  -------      -------      -------   -------      -------   ---------
                                                  -------      -------      -------   -------      -------   ---------
TOTAL RETURN (a)                                      8.9%        15.8%         7.7%     15.3%         7.9%       15.4%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (IN THOUSANDS)          $34,630      $30,662       $3,529    $1,052         $702        $175
----------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS
(c)                                                  1.38%        1.35%(b)     2.25%     2.25%(b)     2.25%       2.25%(b)
----------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
DAILY NET ASSETS (c)                                  .55%         .90%(b)     (.26)%     .01%(b)     (.26)%      %.01(b)
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (EXCLUDING SHORT-TERM
SECURITIES)                                          45.0%        39.6%        45.0%     39.6%        45.0%       39.6%
----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSION RATE ON COMMON STOCK
TRANSACTIONS (d)                                  $ .0506      $ .0545      $ .0506   $ .0545      $ .0506     $ .0545



   (a) TOTAL RETURN FIGURES ARE BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURN FIGURES DO NOT REFLECT THE IMPACT OF FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. FOR PERIODS LESS THAN ONE YEAR, TOTAL RETURN PRESENTED HAS NOT BEEN ANNUALIZED.
   (b) ADJUSTED TO AN ANNUAL BASIS.
   (c) THE FUND'S DISTRIBUTOR VOLUNTARILY WAIVED $59,431 AND $26,677 IN CLASS A DISTRIBUTION FEES FOR THE YEAR ENDED JULY 31, 1998 AND THE PERIOD FROM JANUARY 31, 1997 (DATE OF INCEPTION) TO JULY 31, 1997, RESPECTIVELY. IF CLASS A SHARES HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.55% AND 1.55%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN .38% AND .70%, RESPECTIVELY.
   (d) AVERAGE COMMISSION RATE IS CALCULATED BY DIVIDING THE TOTAL BROKERAGE COMMISSIONS PAID ON APPLICABLE PURCHASES AND SALES OF STOCKS FOR THE PERIOD BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.

---------------------------------------------------------------
INVESTMENT
OBJECTIVES,
POLICIES AND RISKS

                           Venture Fund seeks the long-term accumulation of
capital. In pursuit of this objective, the Fund will follow a policy of investing primarily in value common stocks issued by small companies. A company is defined as "small" in terms of its market capitalization. Value common stocks are those whose issuers, in the opinion of Advantus Capital, have market values which appear low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Fund. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. This investment objective may not be changed without the approval of a majority of the outstanding shares of the Fund. The Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of those changes.

--------------------------------------------
INVESTMENT
POLICIES The Venture Fund will primarily purchase common stocks which, at the time of purchase, are issued by "small companies" and are considered by Advantus Capital to be "value" securities. Small companies are those which have a market capitalization of less than $1.0 billion (see "Small Companies" below). Value securities are issued by companies which could be described as follows: (a) companies whose securities Advantus Capital believes are selling at low market valuations relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities Advantus Capital believes are undervalued in relation to their potential for improved operating performance and financial strength; or (c) companies which have recently changed management or control and whose securities, in the judgment of Advantus Capital, are therefore undervalued in relation to their potential to achieve sharply improved operating performance. Securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market may also be considered by Advantus Capital to be value securities (see, "Value Common Stocks" below).
  The Venture Fund will ordinarily invest at least 65% of the value of its total assets in common stocks, including common stocks of foreign issuers which are publicly traded in the United States (usually in the form of American Depositary Receipts), with the characteristics described above. The balance of its assets may be invested in other common stocks, including stocks with larger market capitalization whose long-term appreciation potential is believed by Advantus Capital to be well above average, common stocks of foreign issuers which are not publicly traded in the U.S., warrants, preferred stock or debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, repurchase agreements and cash or cash equivalents, including high grade money market instruments.
  Venture Fund may temporarily take a defensive position, when immediate action to avoid loss is necessary during periods of abnormal or otherwise significantly adverse market, economic or political conditions. During such periods the Fund may invest up to 100% of its assets in cash, bonds, notes or other evidences of indebtedness, including U.S. Government securities, high grade money market instruments and corporate investment grade debt securities.
  VALUE COMMON STOCKS. Tests applied by Advantus Capital to measure the value of common stocks will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. Book value per share is generally equal to assets less liabilities divided by the total number of outstanding shares (i.e., the "net worth" per share). A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by Advantus Capital using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if Advantus Capital determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.
  The Venture Fund's investments in value common stocks will typically be characterized by the purchase of securities with lower price to normalized earnings ratios ("normalized earnings" are average earnings under average business conditions), lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This value approach to investing may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets. Securities that meet the criteria of the Venture Fund may not be popular during certain market cycles.
  SMALL COMPANIES. Companies characterized as "small" companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $1.0 billion.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Fund's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a small company at the time of the Fund's initial position therein will be treated as a small company, regardless of subsequent developments, so long as the Fund maintains a position in the company.
  Small companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Advantus Capital believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, Venture Fund is not intended as a complete investment program. See "Risks of Investing in the Fund," below, for further information about risks associated with investments in small companies.
  CONVERTIBLE SECURITIES. The Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Services, Inc. ("Moody's"), or if not rated by S&P or Moody's, are of equivalent investment quality as determined by Advantus Capital.
  To the extent the Fund invests in debt securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which in fact have speculative characteristics not associated with debt rated A or higher by S&P or Moody's, and for which adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than is the case for debt in higher rated categories. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Although they may offer higher yields than do higher rated securities, such low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.
  As an operating policy, the Fund will not purchase a non-investment grade convertible debt security if immediately after such purchase the Fund would have more than 10% of its total assets invested in such securities. The Fund's holdings of non-investment grade convertible debt may, however, exceed 10% (but not 35%) where such excess is attributable solely to fluctuations in the level of Fund assets which occur as a result of changes in the market value of the Fund's assets or redemptions of the Fund's shares. See the Appendix for a description of the ratings used by S&P and Moody's, and the Statement of Additional Information for further discussion of low rated debt securities.
  DEBT SECURITIES. The Fund may also invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively (see the discussion, above, of securities rated BBB or Baa). The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.
  After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, but Advantus Capital will consider such event in the determination of whether the Fund should continue to hold the security.
  OPTIONS. Venture Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. By writing a covered call option, the Fund gives the purchaser of the option the right to buy the underlying security at the price specified in the option. The Fund realizes income from the sale of the option, but foregoes the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets. See "Investment Restrictions," below. Venture Fund purchases call options only to close out a position, and will neither write nor purchase put options. The use of options contracts involves additional risk of loss to the Fund, including the risk that the Fund may incur a loss because the prices of the underlying securities do not move as anticipated. See the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.
  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the United States Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan.
  WARRANTS. The Fund may invest in warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Fund's assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
  ILLIQUID SECURITIES AND RULE 144A PAPER. The Fund is permitted to invest up to 10% of its net assets in securities or other assets which are illiquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.
  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Advantus Capital and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest up to 35% of its net assets in these forms of restricted securities if such securities are deemed by Advantus Capital to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Advantus Capital must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.
  FOREIGN SECURITIES. Venture Fund may also invest up to 10% of the market value of the Fund's total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.
  REPURCHASE AGREEMENTS. The Fund may also enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
  INVESTMENT RESTRICTIONS. Venture Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, some of which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of Venture Fund. In accordance with certain of these fundamental investment restrictions the Fund will not: (i) purchase any security if, as a result, 25% or more of Venture Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; (ii) purchase securities on margin or make short sales (except short sales against the box);
(iii) borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;
(iv) mortgage or pledge any assets as security for indebtedness;

(v) make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are part of an issue to the public or to financial institutions, and except certain loans of portfolio securities; (vi) buy or sell oil, gas or mineral leases or contracts, real estate, real estate limited partnerships or interests in real estate which are not readily marketable, commodities or commodity contracts (including futures contracts); or (vii) write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio in an aggregate amount not greater than 15% of its net assets.

--------------------------------------------
RISKS OF INVESTING
IN THE FUND The price of the Fund's shares is not guaranteed. There is risk in all investment and, depending on the performance of the Fund's investments, the value of an investment in the Fund may decrease as well as increase.
  Common stocks, in which the Fund will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Fund is dependent on Advantus Capital's judgment as to general economic and market policies and trends in investment yields, as well as its judgment as to the composition of the portfolio.
  Investments in small companies, such as those made by Venture Fund, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  Some of the investment policies which the Fund may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Fund as a result of the foregone increase in value of the underlying security. The Fund will purchase a call option only to close out an option which the Fund has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities. See "Prospectus Summary--Risk Factors" and "Investment Policies" above, and the Statement of Additional Information for risks associated with specific investments.

--------------------------------------------
PORTFOLIO
TURNOVER

                Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Venture Fund does not emphasize short-term trading profits and usually expects to have annual turnover rates not exceeding 100%.
  Higher portfolio turnover rates (100% or more) may also result in greater tax consequences for investors. A fund with a higher rate of portfolio turnover may realize substantial additional capital gains, both long-term and short-term, which gains would then result in additional taxable distributions to shareholders. See "Dividends and Capital Gains Distributions" and "Taxes."

--------------------------------------------

MANAGEMENT
OF THE FUND



                    Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinarily prudent person in like position would exercise in similar circumstances. However, this management may be delegated.


  The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, two other mutual funds (MIMLIC Cash Fund, Inc. and Advantus Series Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"), which was organized in 1880 and has assets on a consolidated basis of more than $15.7 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund. The address of the Fund, Advantus Capital, Ascend Financial and Minnesota Life is 400 Robert Street North, St. Paul, Minnesota 55101.


  Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital.


  The name and title of the portfolio manager employed by Advantus Capital who is primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and his other business experience during the past five years are set forth below:



           PORTFOLIO MANAGER              PRIMARY PORTFOLIO                  BUSINESS EXPERIENCE
               AND TITLE                    MANAGER SINCE                   DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
MARK L. HENNEMAN                          OCTOBER 1, 1998     VICE PRESIDENT AND PORTFOLIO MANAGER, ADVANTUS
PORTFOLIO MANAGER                                             CAPITAL, SINCE JULY 1998; SENIOR EQUITY ANALYST
                                                              FROM SEPTEMBER 1995 TO JUNE 1998, AND
                                                              QUANTITATIVE/ FUNDAMENTAL ANALYST FROM MAY 1992 TO
                                                              SEPTEMBER 1995, THE ST. PAUL COMPANIES, ST. PAUL,
                                                              MINNESOTA



  The Fund pays Advantus Capital an advisory fee equal on an annual basis to .8% of the Fund's average daily net assets. For this fee, Advantus Capital acts as investment adviser and manager for the Fund and pays the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. The advisory fee paid by the Fund is partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides shareholder and administrative services to the Fund in exchange for a fixed monthly fee which is reviewed annually by the Fund's Board of Directors. During the fiscal year ended July 31, 1998, Venture Fund paid Minnesota Life $43,800 for such services.


  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. Ascend Financial, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.


  For the fiscal year ended July 31, 1998, the expenses paid by the Fund after the voluntary waiver of certain Class A Rule 12b-1 fees by Ascend Financial), as a percentage of average daily net assets attributable to Class A, Class B and Class C shares, were 1.38%, 2.25% and 2.25%, respectively. If the Fund had been charged for the expenses voluntarily waived, the annual operating expenses, as a percentage of average net assets would have been 1.55% for Class A. Ascend Financial reserves the option to reduce further the level of expenses which it will voluntarily waive for the Fund.


--------------------------------------------
THE UNDERWRITER AND
PLANS OF DISTRIBUTION The Fund has entered into a Distribution Agreement with Ascend Financial pursuant to which Ascend Financial acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to Ascend Financial equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

RULE 12b-1 FEE AS PERCENTAGE OF
    AVERAGE DAILY NET ASSETS
        ATTRIBUTABLE TO
CLASS A     CLASS B      CLASS C
SHARES      SHARES       SHARES
--------------------------------
 .30%           1.00%        1.00%

  Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and Class C shares. Ascend Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as Rule 12b-1 fees pursuant to the Plans.
  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares, and a portion of the fee payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate (in addition to the sales load) broker-dealers, including Ascend Financial and its registered representatives, banks, and other financial institutions for their sale of Fund shares; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.
  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Ascend Financial may also use the shareholder servicing portion of the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.
  Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------
PURCHASE OF
FUND SHARES

                    The Fund's shares may be purchased at the public offering price from Ascend Financial (the underwriter of the Fund's shares), and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order.
  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued.
  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."
  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.
  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.
  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.

  PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to First Data Investors Services Group, Inc. ("First Data"), the Fund's transfer agent, at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

  Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.

  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact Advantus Shareholder Services at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.

  TIMING OF PURCHASE ORDERS. An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by First Data. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.
  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

--------------------------------------------
SALES
CHARGES

              The sales charges applicable to purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.

--------------------------------------------
CLASS A
SHARES The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                          SALES CHARGE AS       AMOUNT PAID TO
                                         A PERCENTAGE OF:      BROKER-DEALERS AS
                                                     NET        A PERCENTAGE OF
                                        OFFERING    AMOUNT      OFFERING PRICE:
VALUE OF TOTAL INVESTMENT                PRICE     INVESTED   STANDARD   AFFILIATED*
---------------------------------------------------------------------------------
LESS THAN $50,000                         5.0%      5.26%      4.50%       5.0%
$50,000 BUT LESS THAN $100,000            4.5       4.71       4.05        4.5
$100,000 BUT LESS THAN $250,000           3.5       3.63       3.15        3.5
$250,000 BUT LESS THAN $500,000           2.5       2.56       2.25        2.5
$500,000 BUT LESS THAN $1,000,000         1.5       1.52       1.35        1.5
$1,000,000 AND OVER                         0          0        .9**        .9**


    *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA LIFE.

   **THESE PAYMENTS ARE PAID BY ASCEND FINANCIAL OR ONE OF ITS AFFILIATES, AT ITS OWN EXPENSE, AND NOT BY THE FUND OR ITS SHAREHOLDERS.

  Note that the sales charge depends on the total value of an investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if an investor already owns shares with a net asset value of $40,000 and decides to invest in additional Class A shares having a public offering price of $10,000, the investor will pay a sales charge equal to 4.5% of the entire additional $10,000 investment, since the total value of the investment is now $50,000.
  RULE 12b-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.

  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, Ascend Financial, Minnesota Life or any of Minnesota Life's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.


--------------------------------------------
CLASS B
SHARES Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                     SHARES CONVERT
                                                                           TO
                                                                     CLASS A IN THE
 SHARES PURCHASED IN AN            CDSC APPLICABLE IN YEAR            MONTH AFTER
         AMOUNT             1      2      3      4      5      6     EXPIRATION OF
-----------------------------------------------------------------------------------
LESS THAN $50,000           5.0%   4.5%   3.5%   2.5%   1.5%   1.5%      84 MONTHS
$50,000 BUT LESS THAN
 $100,000                   4.5    3.5    2.5    1.5    1.5      0       76 MONTHS
$100,000 BUT LESS THAN
 $250,000                   3.5    2.5    1.5    1.5      0      0       60 MONTHS
$250,000 BUT LESS THAN
 $500,000                   2.5    1.5    1.5      0      0      0       44 MONTHS
$500,000 BUT LESS THAN
 $1,000,000                 1.5    1.5      0      0      0      0       28 MONTHS

  Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a sales commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                                      AMOUNT PAID TO
                                                     BROKER-DEALER AS
                                                     A PERCENTAGE OF
                                                     OFFERING PRICE:
SHARES PURCHASED IN AN AMOUNT                    STANDARD     AFFILIATED*
---------------------------------------------------------------------------
LESS THAN $50,000                                    3.75%          4.17%
$50,000 BUT LESS THAN $100,000                       3.38           3.75
$100,000 BUT LESS THAN $250,000                      2.63           2.92
$250,000 BUT LESS THAN $500,000                      1.88           2.08
$500,000 BUT LESS THAN $1,000,000                    1.13           1.25


   *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA
LIFE.

  RULE 12b-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
CLASS C
SHARES Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                               SHARES CONVERT
                                                     TO
                                               CLASS A IN THE
                                                 MONTH AFTER
SHARES PURCHASED IN AN AMOUNT                   EXPIRATION OF
--------------------------------------------------------------
LESS THAN $50,000                                 96 MONTHS
$50,000 BUT LESS THAN $100,000                    88 MONTHS
$100,000 BUT LESS THAN $250,000                   72 MONTHS
$250,000 BUT LESS THAN $500,000                   56 MONTHS
$500,000 BUT LESS THAN $1,000,000                 40 MONTHS

  The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
OTHER PAYMENTS
TO BROKER-DEALERS The commissions paid to broker-dealers in connection with the sale of Class A and Class B shares are as described above. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. Broker-dealers selling Class A and Class C shares will receive Rule 12b-1 distribution fees which equal, on an annual basis, .25% and .75%, respectively, of the net asset values attributable to such shares. Rule 12b-1 service fees will also be paid to broker-dealers selling Class B and Class C shares in amounts equal, on an annual basis, to .25% and .25%, respectively, of the net asset values attributable to such shares.

  In addition, Ascend Financial or Minnesota Life will pay to "affiliated" broker-dealers (i.e., broker-dealers owned by general agents of Minnesota Life), based uniformly on the sale of all classes of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Affiliated broker-dealers earning such credits will be allowed to elect to receive from Ascend Financial or Minnesota Life, in lieu of such credits, cash in an amount equal to the cost of providing such credits.


--------------------------------------------
SPECIAL
PURCHASE
PLANS

               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge (see the Statement of Additional Information for the terms and conditions applicable to these special purchase plans):
- Letter of Intent--the applicable sales charge is based on purchases which the investor intends to make, and then makes, during a 13-month period in an amount not less than $50,000.
- Combined investments in all Advantus Multiple
  Class Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Combined purchases with spouse, children, and/or single trust estates--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.
- Group Purchases--individuals who are members of a qualified group (which must meet criteria established by Ascend Financial) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month and thereby lower the average cost per share through the principal of "dollar cost averaging." For more information on any of these plans, contact Ascend Financial or an Ascend Financial representative.

--------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES

                             A shareholder can exchange some or all of his or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided that the shareholder has an already open account in such other Advantus Multiple Class Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.
  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.
  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Multiple Class Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Multiple Class Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.

  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, unless the shareholder has elected on the account application not to have telephone transaction privileges (see "Telephone Transactions"). Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.


--------------------------------------------
SYSTEMATIC EXCHANGE
PLAN Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

--------------------------------------------
REDEMPTION OF
FUND SHARES

                      Registered holders of shares of the Fund may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.
  Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.

  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 1-508-871-3560.


  SIGNATURE GUARANTEE. In order to protect both shareholders and the Fund against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.


  A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more; (ii) the redemption proceeds are to be paid to someone other than the registered holder; (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address; (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions; (v) the shares are requested to be transferred to the account of another owner; or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

  A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.
  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges-- Class B Shares," above.
  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.
  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.

  TELEPHONE REDEMPTION. The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.
  FUND'S RIGHT TO REDEEM SMALL ACCOUNTS. The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.
  SYSTEMATIC WITHDRAWAL PLANS. An investor owning shares in any one Advantus Fund having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments represent proceeds from the redemption of shares and may therefore reduce and possibly exhaust the initial investment. Withdrawal payments attributable to the redemption of Class B shares may also be subject to a contingent deferred sales charge. A shareholder should therefore consider carefully whether a Systematic Withdrawal Plan is appropriate in the circumstances. See the Statement of Additional Information for details of the terms and conditions applicable to Systematic Withdrawal Plans.

--------------------------------------------
TELEPHONE
TRANSACTIONS

                     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

  Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at 1-800-665-6005, Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central
Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. Telephone exchanges may be made only between Advantus Fund accounts having identical registrations. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

  The Fund and Advantus Shareholder Services will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Advantus Shareholder Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.


--------------------------------------------
REINSTATEMENT
PRIVILEGE

                      Shareholders who redeem shares in the Fund have a one-time privilege to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Multiple Class Funds by notifying Ascend Financial within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTIONS

                      The policy of the Fund is to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.
  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Multiple Class Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

--------------------------------------------
TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

  During the fiscal year ended July 31, 1998, the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%.

  Some or all of the dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.
  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

  Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. Such gain or loss will be long-term gain or loss if the shares were held more than one year.

  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.
  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.
  The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

--------------------------------------------
INVESTMENT
PERFORMANCE

                    Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.
  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum initial or deferred sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

--------------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS The table below shows the average annual total returns for Class A, Class B and Class C shares of the Fund for the periods indicated. Such figures reflect the deduction of the Fund's maximum 5% sales load applicable to Class A shares, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser described under "Management of the Fund" and waiver of certain Class A 12b-1 fees by the Fund's Distributor. (See also, "Calculation of Performance Data" in the Statement of Additional Information.)



                                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS
                                                  SHOWN ENDING JULY 31, 1998
                                                 1 YEAR           SINCE INCEPTION(1)
-------------------------------------------------------------------------------------
CLASS A SHARES                                     3.5%                  12.8%
CLASS B SHARES                                     2.7                   12.7
CLASS C SHARES                                     7.9                   15.7



   (1) INCEPTION WAS JANUARY 31, 1997.


---------------------------------------------------------------

RANKINGS AND
RATINGS The Fund may from time to time also advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms.

  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.

--------------------------------------------
ADDITIONAL PERFORMANCE
INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus.

--------------------------------------------
GENERAL
INFORMATION

                    The Fund was incorporated in July 1996 as a Minnesota corporation. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.

  On July 31, 1998, Minnesota Life and its subsidiaries owned shares in each class of shares of the Fund as set forth in the following table:



                                              NUMBER OF SHARES
                                             OWNED BY MINNESOTA
        SHARES OUTSTANDING                  LIFE AND SUBSIDIARIES
 CLASS A     CLASS B      CLASS C     CLASS A     CLASS B      CLASS C
------------------------------------------------------------------------
2,878,026     295,649       58,650   2,505,398       5,354        5,352



  Due to its ownership of more than 25% of the outstanding shares of the Fund, Minnesota Life may be said to control the Fund. Minnesota Life, Advantus Capital and Ascend Financial are all organized as Minnesota corporations.

  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.
  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.

--------------------------------------------
COUNSEL AND
INDEPENDENT
AUDITORS

                    The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the general counsel for the
Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.

--------------------------------------------

CUSTODIAN



                 U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, acts as custodian of the securities held by the Fund.

--------------------------------------------
APPENDIX--
BOND RATINGS

                     Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds, including convertible debt, as follows:
    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
    Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
  Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
  Standard & Poor's Corporation describes its six highest ratings for corporate bonds, including convertible debt, as follows:
  AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
  AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.
  A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
  BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
  BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.
  B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
  Standard & Poor's Corporation applies indicators "+," no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

ADVANTUS VENTURE FUND, INC.


FUND INFORMATION:



INVESTMENT ADVISER


Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-5923



UNDERWRITER


Ascend Financial Services, Inc.
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(651) 665-4833
(888) 237-1838



SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT


Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005



TRANSFER AGENT


First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-5059



CUSTODIAN


U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101



INDEPENDENT AUDITORS


KPMG Peat Marwick LLP



GENERAL COUNSEL


Dorsey & Whitney LLP


                        [ADVANTUS -TM- FAMILY OF FUNDS]

                         PART B. INFORMATION REQUIRED IN A STATEMENT OF
                                      ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


                           ADVANTUS VENTURE FUND, INC.
                          ADVANTUS INDEX 500 FUND, INC.


                               November 19, 1998



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated November 19, 1998, and should be read in conjunction therewith. A copy of each Prospectus may be obtained by mail by writing to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059 or by telephone by calling (800) 665-6005.


THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS AND ANNUAL REPORT TO SHAREHOLDERS FOR THE RESPECTIVE FUND.

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Venture Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . .

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . .
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Control and Management of Advantus Capital and Ascend Financial. . . . . . .
  Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . . . .
  Distribution Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Payment of Certain Distribution Expenses of the Funds. . . . . . . . . . . .

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . .

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . .

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . .

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . .

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Right of Accumulation-Cumulative Purchase Discount . . . . . . . . . . . . .
  Letter of Intent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Combining Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Group Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Waiver of Sales Charges For Certain Sales of Class A Shares. . . . . . . . .

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Open Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Automatic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . .
  Group Systematic Investment Plan . . . . . . . . . . . . . . . . . . . . . .
  Retirement Plans Offering Tax Benefits . . . . . . . . . . . . . . . . . . .

  Systematic Withdrawal Plans. . . . . . . . . . . . . . . . . . . . . . . . .
  Exchange and Telephone Transfer Privilege. . . . . . . . . . . . . . . . . .

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Reinstatement Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . .
  Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . . . . . . . . .

                         GENERAL INFORMATION AND HISTORY

       Advantus Venture Fund, Inc. ("Venture Fund") and Advantus Index 500 Fund, Inc. ("Index Fund"), collectively referred to as the "Funds," are open-end diversified investment companies, commonly called mutual funds. The Funds, together with eight other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Advantus Money Market Fund, Inc., offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds were incorporated as Minnesota corporations in July 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."

STOCK INDEX FUTURES CONTRACTS

     The Index Fund may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the stock index is made; generally contracts are closed out prior to the expiration date of the contract. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. No price is paid upon entering into futures contracts.
Instead, the Fund is required to deposit an amount of cash or U.S. Treasury securities, known as "initial margin," in a segregated account established with the Fund's custodian in the name of the futures broker through which the Fund entered into the futures contract. Subsequent payments, called "variation margin," to and from the futures broker are required on a daily basis as the value of the futures position varies.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Index Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the index underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying index (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

       FUTURES MARGIN PAYMENTS. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. Advantus Capital will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Index Fund does business.

       LIMITATIONS ON STOCK INDEX FUTURES TRANSACTIONS. The Index Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; PROVIDED, HOWEVER, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

       Advantus Capital also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and
(ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

       The Index Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Index Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer.

       When the Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if Advantus Capital anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.


       ASSET COVERAGE FOR FUTURES POSITIONS. The Index Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and/or appropriate liquid assets (e.g., United States Government securities, other investment grade debt obligations and equity securities) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


       CORRELATION OF PRICE CHANGES. As noted above, price changes of the Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying index and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder the Fund in the achievement of its objective.

       Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contract. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

       LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

       FEDERAL TAX TREATMENT. The Internal Revenue Code of 1986, as amended (the "Code"), requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement.
 The Code also provides that, with respect to certain futures contracts held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions and Tax Status."

OPTIONS

       Venture Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS

       The Funds may invest in bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under authority granted by Congress. Obligations issued or guaranteed by agencies of the United States Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

     Venture Fund may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. Venture Fund may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B- by S&P or B3 by Moody's. (See the Venture Fund Prospectus for information regarding these securities and the Fund's policy regarding them.)

       The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     Venture Fund may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which, in the case of non-convertible debt, is lower than BBB or Baa by S&P or Moody's, respectively, or which, in the case of convertible debt, is lower than B- or B3 by S&P or Moody's, respectively. In such an event it is the Fund's general policy to dispose of such down-graded securities except when, in the judgment of the Fund's investment adviser, it is to the Fund's advantage to continue to hold such securities. In no event, however, will the Fund's aggregate holdings in non-convertible securities rated lower than BBB or Baa and convertible securities rated lower than B- or B3 exceed 5% of its net assets.

     Low rated (i.e. below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

LOANS OF PORTFOLIO SECURITIES


     Index 500 Fund for the purpose of realizing additional income, may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan. The Fund has no present intention to make loans of portfolio securities.


                             INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

VENTURE FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       Venture Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, including futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets;

            (9) Purchase options, except call options in order to close out a position;

            (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (11) Make investments for the purpose of exercising control or management;

            (12) Participate on a joint or joint and several basis in any trading account in securities;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INDEX FUND (The investment restrictions numbered 1 through 8 below are fundamental. Restrictions numbered 9 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       Index Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (provided, however, that the Fund may invest more than 25% of its assets in a single industry if the S&P 500 is so concentrated);

            (2) Purchase securities on margin , although it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in stock index futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8)  Write put or call options;

            (9)  Purchase put or call options;

            (10) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (11) Make investments for the purpose of exercising control or management;

            (12) Participate on a joint or joint and several basis in any trading account in securities;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (14) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

       Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.


       Venture Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares.
Venture Fund does not emphasize short-term trading profits. For the fiscal year ended July 31, 1998, the Fund's portfolio turnover rate was 45.0%.



       Index Fund generally seeks to invest for the long term, but reserves the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the Fund's portfolio turnover rate is expected to be generally lower than the rate for most other investment companies. Ordinarily, securities will be sold by Index Fund only to reflect certain administrative changes in the S&P 500 (including mergers or changes in its composition) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the S&P 500. For the fiscal year ended July 31, 1998, the Fund's portfolio turnover rate was 59.2%.


                        DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                                             Position with                 Principal Occupation and other
Name and Address                              the Funds                    Affiliations (past 5 years)
----------------                              ---------                    ---------------------------
William N. Westhoff*                        President and Director         Vice President and Director, Robert
Advantus Capital                                                           Street Energy, Inc.; Senior Vice
 Management, Inc.                                                          President and Treasurer, Minnesota
400 Robert Street North                                                    Life Insurance Company; President,
St. Paul, Minnesota 55101                                                  MCM Funding 1997-1, Inc.; President,
                                                                           MCM Funding 1998-1, Inc.; Senior
                                                                           Vice President, Global Investments,
                                                                           American Express Financial Corporation,
                                                                           Minneapolis, Minnesota from August 1994
                                                                           to October 1997; Senior Vice President,
                                                                           Fixed Income Management, American Express
                                                                           Financial Corporation, Minneapolis,
                                                                           Minnesota from November 1989 to July 1994.

Frederick P. Feuerherm*                     Vice President,                Vice President, Minnesota Life
Advantus Capital                            Director and                   Insurance Company; Vice President
 Management, Inc.                           Treasurer                      and Director, MIMLIC Funding, Inc.;
400 Robert Street North                                                    Vice President and Assistant
St. Paul, Minnesota 55101                                                  Secretary, MCM Funding 1997-1, Inc.;
                                                                           Vice President and Assistant Secretary,
                                                                           MCM Funding 1998-1, Inc.

Ralph D. Ebbott                             Director                       Retired, Vice President and Treasurer
409 Birchwood Avenue                                                       of Minnesota Mining and Manufacturing
White Bear Lake,                                                           Company (tape, adhesive, photographic,
Minnesota 55110                                                            and electrical products) through June
                                                                           1989

Charles E. Arner                            Director                       Retired, Vice Chairman of The First
E-1218 First National                                                      National Bank of Saint Paul from
 Bank Building                                                             November 1983 through June 1984;
332 Minnesota Street                                                       Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                                                  of The First National Bank of Saint Paul
                                                                           from October 1980 through November
                                                                           1983

Ellen S. Berscheid                          Director                       Regents' Professor of Psychology at the
University of Minnesota                                                    University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer                           Secretary                      Partner with the law firm of
Dorsey & Whitney LLP                                                       Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402


-------------------------
* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.
-------------------------

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by either of the Funds to any of its officers or directors who is affiliated with Advantus Capital.



     Each director of the Funds who is not affiliated with Advantus Capital is also a director of the other ten investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the year period ended July 31, 1998, each Director not affiliated with Advantus Capital was compensated by the Funds in accordance with the following table:




                                            Pension or                                  Total
                                            Retirement                               Compensation
                         Aggregate           Benefits             Estimated         From Funds and
                        Compensation        Accrued as             Annual            Fund Complex
                         from the           Part of Fund        Benefits Upon          Paid to
Name of Director         Funds(1)            Expenses             Retirement          Directors
----------------         -------             --------             ----------          ---------
Charles E. Arner         $279.59              n/a                   n/a               $16,000
Ellen S. Berscheid       $279.59              n/a                   n/a               $16,000
Ralph D. Ebbott          $279.59              n/a                   n/a               $16,000




(1) During the fiscal year ended July 31, 1998, each Director not affiliated with Advantus Capital received $198.84 from Venture Fund and $80.76 from Index Fund.



As of July 31, 1998, the directors and executive officers of the Funds did not own any shares of the Funds.


                               DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since its inception. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.


CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND ASCEND FINANCIAL



     Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"), which was organized in 1880, and has assets of more than $15.7 billion. Ascend Financial is a subsidiary of Advantus Capital. William N. Westhoff, President and Director of each of the Funds, is President and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and Director of each of the Funds, is a Vice President, Director and Treasurer of Advantus Capital. Richard W. Worthing is a Vice President and Head of Equities with Advantus Capital.



INVESTMENT ADVISORY AGREEMENT


     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated July 17, 1996 for each Fund, each of which became effective on September 4, 1996, when the Funds' initial shareholder approved the Advisory Agreements. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:


                                          Advisory Fee as Percentage
                       Fund                  of Average Net Assets
                       ----                  ---------------------
                    Venture Fund                     .80%
                    Index Fund                       .34%



    The fees paid by the Funds for investment advisory services during the fiscal year ended July 31, 1998 (before Advantus Capital's absorption of certain expenses, described below) were as follows:



                       Fund                        1998
                       ----                        ----
                    Venture Fund                  $311,606
                    Index Fund                    $61,186




       For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and in the case of Venture Fund pays the Fund's transfer agent and shareholder services agent expenses. Index Fund pays its own transfer agent and shareholder services agent expenses. The advisory fees paid by the Venture Fund are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent and shareholder services agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides shareholder and administrative services to the Funds. Minnesota Life currently provides administrative services to the Funds at a monthly cost of $3,700 per Fund, and, in the case of Venture Fund, shareholder services at a cost of $5.00 per shareholder account per annum. During the fiscal year ended July 31, 1998, each Fund paid Minnesota Life the following amounts for such services:



                    Fund                Amount
                    ----                ------
                   Venture Fund        $43,800
                    Index Fund         $43,800


       Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.


       During the fiscal year ended July 31, 1998, Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:



                 Fund                   1998
                 ----                   ----
               Venture Fund                  $0
                Index Fund             $162,977


DISTRIBUTION AGREEMENT


       The Board of Directors of each Fund, on January 14, 1998, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated July 17, 1996.



       During the fiscal year ended July 31, 1998, the commissions received by Ascend Financial under the Distribution Agreements with respect to shares of all classes were as follows:



                 Fund                   1998
                 ----                   ----
               Venture Fund           $174,716
                Index Fund            $225,676


       During the same period Ascend Financial retained from these commissions the following amounts:


                 Fund                   1998
                 ----                   ----
               Venture Fund              $0
                Index Fund               $0


       The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

       Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial Sales only from persons affiliated with the Funds but not with Ascend Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Each of the Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each of the Funds, pursuant to its Plans of Distribution, pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:


                                      Rule 12b-1 Fee as Percentage
                               of Average Daily Net Assets Attributable to
Fund                            Class A Shares  Class B Shares  Class C Shares
----                            --------------  --------------  --------------
Venture Fund                          .30%          1.00%           1.00%
Index Fund                            .30%          1.00%           1.00%



Such fees are used for distribution-related services for all three classes and for servicing of shareholder accounts in connection with Class B and C shares.

       All of the Rule 12b-1 fees payable by the Funds and attributable to Class A shares of the Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of the Funds.

       The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices (including overhead expenses) provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 14, 1998, the directors of the Funds so concluded.



       During the fiscal year ended July 31, 1998, each Fund made payments under its Plans of Distribution applicable to Class A, Class B and Class C Shares as follows (distribution fees waived by Ascend Financial, if any, are shown in parentheses):



      Fund            Class A           Class B       Class C
      ----            -------           -------       -------
    Venture Fund   $107,769 ($59,431)   $25,348       $4,930
     Index Fund    $33,567 ($18,213)    $59,190       $8,876


       The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans.

However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

       In a number of security transactions, it is possible for the Funds to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; the Funds trade in this manner whenever the net price appears advantageous.


       Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds. During the fiscal year ended July 31, 1998, brokerage commissions paid were:



                 Fund                1998
                 ----                ----
               Venture Fund      $60,535.72
                Index Fund       $14,281.87


       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.


       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal period ended July 31, 1998, the Funds directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:



                   Aggregate Transactions           Commissions Paid On
    Fund           Directed for Research            Directed Transactions
    ----           ----------------------           ---------------------
  Venture Fund         $1,853,940.80                     $47,665.37
  Index Fund           $    6,100.00                     $   296.00


       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


    Information regarding the acquisition by the Funds during the fiscal year ended July 31, 1998 of securities of the Funds' regular brokers or dealers, or the parents of those brokers or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:



                                                             Approximate
                                                         Value of Securities
                                                           Owned at End of
Fund             Name of Issuer                             Fiscal Period
----             --------------                             -------------

Venture Fund               -                                      -

Index Fund       Merrill Lynch & Company, Inc.                 $107,250
                 Lehman Brothers Holdings, Inc.                $ 28,800


                         CALCULATION OF PERFORMANCE DATA

       Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Funds.

       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                a-b
                                   YIELD = 2[( ----- +1)6-1]
                                                cd

                              Where:      a =  dividends and interest earned
                                               during the period;

                                           b = expenses accrued for the period
                                               (net of reimbursements);

                                           c = the average daily number of
                                               shares outstanding during the
                                               period that were entitled to
                                               receive dividends; and

                                           d = the maximum offering price per
                                               share on the last day of the
                                               period.


    The yield on investments in each of the Funds for the 30-day period ended July 31, 1998 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.



                                      Yield
                                      -----

Fund               Class A          Class B           Class C
----               -------          -------           -------
Venture Fund    .51% (.35%)      -.35% (-.35%)     -.37% (-.37%)
Index Fund      .64% (.31%)      -.18% (-.53%)     -.18% (-.53%)


       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               n
                                         P(1+T)  = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                          ERV  =   ending redeemable value at the end of the
                                   period of a hypothetical $1,000 payment made at the beginning of such period.


    The average annual total return on investments in each of the Funds for the periods indicated ending July 31, 1998, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.



                                     1 Year
                                     ------

Fund               Class A          Class B           Class C
----               -------          -------           -------
Venture Fund     3.47%  (3.47%)    2.65%  (2.65%)     7.90%  (7.90%)
Index Fund      12.28% (11.21%)   12.17% (11.26%)    17.09% (16.18%)



                                 Since Inception (1)
                                 -------------------

Fund                  Class A             Class B             Class C
----                  -------             -------             -------
Venture Fund       12.81% (12.74%)      12.72% (12.72%)    15.74% (15.74%)
Index Fund         22.89% (22.51%)      23.38% (22.06%)    25.78% (25.47%)


(1)  Inception for all classes was January 31, 1997.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                           ERV-P
                                  CTR = ( ------- )100
                                             P

              Where:  CTR  =  Cumulative total return

                      ERV  =  ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period; and

                          P = initial payment of $1,000.


    The cumulative total return on investments in each of the Funds for the period indicated ended July 31, 1998, was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.



                         Cumulative Total Return (1)
                         ---------------------------
Fund                   Class A             Class B             Class C
----                   -------             -------             -------
Venture Fund         19.80% (19.69%)     19.65% (19.65%)     24.49% (24.49%)
Index Fund           36.19% (35.56%)     37.01% (36.46%)     41.02% (40.50%)


(1) Inception for all classes in both Funds was January 31, 1997.

       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock and has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:


                                       Shares Outstanding at July 31, 1998
                                    ----------------------------------------
   Fund                                  Class A    Class B      Class C
   ----                                  -------    -------      -------
Venture Fund                           2,878,026    295,649       58,650
Index Fund                             1,043,120    788,282      100,721



       As of July 31, 1998, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                              Number of
Name and Address of Shareholder                Shares         Percentage
-------------------------------                ------         ----------

Venture Fund
------------
     Minnesota Life and affiliates*            2,510,706         77.7%

Index Fund
----------
     Minnesota Life and affiliates*              515,376         26.7%


  * 400 Robert Street North, St. Paul, Minnesota 55101.

                              HOW TO BUY SHARES

     The procedures for purchasing shares of the funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."


     In addition to purchases of shares through insurance agents and employees of Minnesota Life who are registered representatives of Ascend Financial and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with Ascend Financial.


                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.


     On July 31, 1998, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds were calculated as follows:


                                  VENTURE FUND

CLASS A SHARES


    Net Assets ($34,629,853)      = Net Asset Value Per Share ($12.03)
-------------------------------
Shares outstanding (2,878,026)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

              $12.03 = Public Offering Price Per Share ($12.66)
              ------
               .95


CLASS B SHARES


    Net Assets ($3,528,992)     = Net Asset Value AND Public
-----------------------------
Shares outstanding (295,649)     Offering Price Per Share ($11.94)


CLASS C SHARES


    Net Assets ($702,367)       = Net Asset Value AND Public
-----------------------------
Shares outstanding (58,650)     Offering Price Per Share ($11.98)


                                   INDEX FUND

CLASS A SHARES


    Net Assets ($15,710,848)     = Net Asset Value Per Share ($15.06)
-----------------------------
Shares outstanding (1,043,120)


              To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


          $15.06 = Public Offering Price Per Share ($15.85)
          ------
             .95


CLASS B SHARES


    Net Assets ($11,831,678)     = Net Asset Value AND Public
-----------------------------
Shares outstanding (788,282)    Offering Price Per Share ($15.01)


CLASS C SHARES


    Net Assets ($1,508,168)       = Net Asset Value AND Public
-----------------------------
Shares outstanding (100,721)      Offering Price Per Share ($14.97)


                              REDUCED SALES CHARGES

          Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

          The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Multiple Class Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

          The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Advantus Multiple Class Funds within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

          In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

          The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated.

COMBINING PURCHASES

          With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

    An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES


       Directors and officers of Advantus Capital, Ascend Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.


                             SHAREHOLDER SERVICES

OPEN ACCOUNTS


          A shareholder's investment is automatically credited to an open account maintained for the shareholder by First Data Investor Services Group, Inc. ("First Data"), the Funds' transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year First Data sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.


          The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

          The costs of maintaining the open account system are paid by Advantus Capital in the case of the Venture Fund. The costs of maintaining the open account system for Index Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

          Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan".

          The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Multiple Class Funds, to employ the principle of dollar cost averaging, described below.

          By acquiring Fund shares on a regular basis pursuant to an Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

          A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

          An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

          This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

          The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

          The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

          An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

          An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

          A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

          All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

          Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and Ascend Financial make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

          Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and an "Automatic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

          The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

          Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                   REDEMPTIONS

          The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."

          Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges--Class B Shares" and "Redemption of Fund Shares" in the Prospectus.

          The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

          Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

          Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

          The Prospectus for each of the Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

          See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                          DISTRIBUTIONS AND TAX STATUS


          The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended July 31, 1998, each Fund fulfilled, and each Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.


          Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

          The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. (This requirement has been repealed by the Taxpayer Relief Act of 1997, effective for the taxable year of each of the Funds beginning August 1, 1998.) This restriction may limit the extent to which Index Fund may purchase stock index futures contracts. To the extent the Fund engages in short-term trading and enters into futures transactions, the likelihood of violating this 30% requirement is increased.

          The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts for purposes of the diversification test, and the extent to which Index Fund could buy or sell futures contracts may be limited by this requirement.

          Gain or loss on futures contracts is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by such Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, Index Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

    Each Fund may in the future sell securities "short against the box." Under provisions of the Taxpayer Relief Act of 1997, if a Fund sells short against the box a security in which it has an appreciated position, it will be treated as if it had sold the security for its fair market value on the date of the short sale, and will be required to recognize gain as of that date. On a subsequent sale of the security that has been sold short against the box, the Fund's basis in the security will be adjusted to take into account the amount of gain previously recognized.

          The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS


    Each Funds' financial statements for the fiscal year ended July 31, 1998, including the financial highlights for each of the respective periods presented, appearing in such Fund's Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The respective Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

          Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

             Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

             Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

             Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

             AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

             BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

          Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

          The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

                  Liquidity ratios of the issuer are adequate to meet cash
               redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                PART C.  OTHER INFORMATION

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial statements: The Registrant's financial statements for the year ended July 31, 1998, including the financial highlights for each of the respective periods presented, appearing in the Registrant's Annual Report to Shareholders, and the report thereon of the Registrant's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in the Statement of Additional Information included in Part B of this Registration Statement. The following financial statements are included in such Annual Report to Shareholders:


               (1)  Investments in Securities as of July 31, 1998.

               (2)  Statement of Assets and Liabilities as of July 31, 1998.

               (3)  Statement of Operations for the year ended July 31, 1998.

               (4) Statement of Changes in Net Assets for the year ended July 31, 1998, and the period from September 4, 1996, commencement of operations, to July 31, 1997.

               (5) Notes to Financial Statements, including Financial Highlights for the year presented ended July 31, 1998.

               (6)  Independent Auditors' Report.

          (b)  Exhibits:

               (1)       Articles of Incorporation for the Registrant (1)

               (2)       Bylaws of the Registrant (1)

               (5) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant (1)

               (6)(A) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc. (1)

               (6)(B) Form of Dealer Sales Agreement between Ascend Financial Services, Inc., principal underwriter for the Registrant, and dealers (1)

               (8) Custodian Agreement between the Registrant and First Trust National Association (1)

               (9) Administrative Service Agreement between the Registrant and The Minnesota Mutual Life Insurance Company (1)

               (10)      Opinion and Consent of Dorsey & Whitney LLP (1)

               (11)      Consent of KPMG Peat Marwick LLP

               (13)(A) Letter of Investment Intent regarding the Registrant's initial capital from Advantus Capital Management, Inc.
                         (1)

               (13)(B) Letter of Investment Intent regarding the Registrant's initial capital from The Minnesota Mutual Life Insurance Company (2)

               (15)(A) Plan of Distribution for Class A shares of the Registrant (1)

               (15)(B) Plan of Distribution for Class B shares of the Registrant (1)

               (15)(C) Plan of Distribution for Class C shares of the Registrant (1)

               (16)      Calculations of Yield and Total Returns of the
                         Registrant (2)

               (17)(A)   Financial Data Schedule - Class A Shares

               (17)(B)   Financial Data Schedule - Class B Shares

               (17)(C)   Financial Data Schedule - Class C Shares

               (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant
     ____________________
     (1) Incorporated by reference to the Registrant's initial registration statement on Form N-1A filed September 19, 1996.

     (2) Incorporated by reference to the Registrant's post-effective amendment to its registration statement on Form N-1A filed November 20, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiary of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)

Wholly-owned subsidiary of Securian Financial Group, Inc.

     Minnesota Life Insurance Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Capital Management, Inc.
     HomePlus Insurance Company
     Northstar Life Insurance Company (New York)
     The Ministers Life Insurance Company
     Robert Street Energy, Inc.
     Capitol City Property Management, Inc.
     DataPlan Securities, Inc. (Ohio)
     MIMLIC Imperial Corporation
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.
     Personal Finance Company (Delaware)
     MIMLIC Venture Corporation
     HomePlus Insurance Agency, Inc.
     Ministers Life Resources, Inc.
     Enterprise Holding Corporation
     Wedgewood Valley Golf, Inc.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Wholly-owned subsidiary of Advantus Capital Management, Inc.:

     Ascend Financial Services, Inc.

Wholly-owned subsidiaries of Ascend Financial Services, Inc.:

     MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
     Ascend Insurance Agency of Nevada, Inc. (Nevada)
     Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Concepts in Marketing Services Corporation
     Lafayette Litho, Inc.

Wholly-owned subsidiary of HomePlus Insurance Agency, Inc.:

     HomePlus Insurance Agency of Texas, Inc. (Texas)

Majority-owned subsidiaries of MIMLIC Imperial Corporation:

     J. H. Shoemaker Advisory Corporation (Tennessee)
     Consolidated Capital Advisors, Inc. (Tennessee)

Majority-owned subsidiary of Ascend Financial Services, Inc.:

     MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Majority-owned subsidiaries of Minnesota Life Insurance Company:

     MIMLIC Life Insurance Company (Arizona)
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

     C.R.I. Securities, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of Minnesota Life Insurance Company:

     Advantus Money Market Fund, Inc.
     MIMLIC Cash Fund, Inc.
     Advantus Cornestone Fund, Inc.
     Advantus Index 500 Fund, Inc.

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Bond Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of August 31, 1998, a date within 90 days of the date of filing of this Registration Statement:


               Title of Class                Number of Record Holders
               --------------                ------------------------
          Class A Common Shares                        999
          Class B Common Shares                        741
          Class C Common Shares                         93


ITEM 27.  INDEMNIFICATION

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in
Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



Directors and Officers                Office with
of Investment Adviser              Investment Adviser                 Other Business Connections
----------------------             ------------------                 --------------------------
William N. Westhoff                President, Treasurer               Vice President and Director, Robert Street Energy, Inc.;
                                   and Director                       Senior Vice President and Treasurer, Minnesota Life
                                                                      Insurance Company; President, MCM Funding 1997-1, Inc.;
                                                                      President, MCM Funding 1998-1, Inc.

Frederick P. Feuerherm             Vice President,                    Vice President, Minnesota Life Insurance Company; Vice
                                   Assistant Secretary                President and Director, MIMLIC Funding, Inc.; Vice
                                   and Director                       President and Assistant Secretary, MCM Funding 1997-1,
                                                                      Inc.; Vice President and Assistant Secretary, MCM Funding
                                                                      1998-1, Inc.

Guy M. de Lambert                  Vice President,                    Second Vice President, Minnesota Life Insurance Company;
                                   Secretary and                      President, Secretary and Director, Personal Finance
                                   Director                           Company; President and Director, Wedgewood Valley Golf,
                                                                      Inc.; President and Director, MIMLIC Venture Corporation;
                                                                      President and Director, MIMLIC Funding, Inc.; President,
                                                                      Secretary and Director, Robert Street Energy, Inc.; Vice
                                                                      President and Secretary, MCM Funding 1997-1, Inc.; Vice
                                                                      President and Secretary, MCM Funding 1998-1, Inc.

Lynne M. Mills                     Vice President                     Second Vice President, Minnesota Life Insurance Company; Vice
                                                                      President and Director, Robert Street Energy, Inc.; Vice
                                                                      President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.

Dianne Orbison                     Vice President                     Second Vice President, Minnesota Life Insurance Company; Vice
                                                                      President and Director, MCM Funding 1997-1, Inc.; Vice
                                                                      President, MIMLIC Venture Corporation; Vice President and
                                                                      Director, MCM Funding 1998-1, Inc.

Richard W. Worthing                Vice President and                 Vice President, MCM Funding 1997-1, Inc.; Vice President,
                                   Head of Equities                   MIMLIC Funding, Inc.; Vice President, MCM Funding 1998-1,
                                                                      Inc.; Second Vice President, Minnesota Life Insurance Company

James P. Tatera                    Vice President,                    Second Vice President, Minnesota Life Insurance Company; Vice
                                   Equity Portfolio                   President, MIMLIC Funding, Inc.; Vice President and Assistant
                                   Manager                            Secretary, MCM Funding 1997-1, Inc.; Vice President and
                                                                      Assistant Secretary, MCM Funding 1998-1, Inc.

Marilyn Froelich                   Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Director, Investment Advisory, Minnesota
                                                                      Life Insurance Company

Loren Haugland                     Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Senior Investment Officer, Minnesota
                                                                      Life Insurance Company

Thomas A. Gunderson                Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Investment Officer, Total Return,
                                                                      Minnesota Life Insurance Company

Kent R. Weber                      Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Investment Officer, Total Return,
                                                                      Minnesota Life Insurance Company

Jeffrey R. Erickson                Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Investment Officer, Total Return,
                                                                      Minnesota Life Insurance Company

Gary A. Aster                      Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Investment Officer, Equities, Minnesota
                                                                      Life Insurance Company

Wayne R. Schmidt                   Vice President                     Secretary and Treasurer, MIMLIC Funding, Inc.; Assistant
                                                                      Secretary and Treasurer, Robert Street Energy, Inc.; Vice
                                                                      President and Secretary, MIMLIC Imperial Corporation; Vice
                                                                      President and Assistant Secretary, MCM Funding 1997-1, Inc.;
                                                                      Vice President and Assistant Secretary, MCM Funding 1998-1,
                                                                      Inc.; Investment Officer - Fixed Income PM, Minnesota Life
                                                                      Insurance Company

Joseph R. Betlej                   Vice President                     Vice President, Secretary and Director, Wedgewood Valley Golf,
                                                                      Inc.; Vice President and Secretary, MIMLIC Venture
                                                                      Corporation; Vice President, MCM Funding 1997-1, Inc.; Vice
                                                                      President, MCM Funding 1998-1, Inc.; Senior Investment
                                                                      Officer, Minnesota Life Insurance Company

Steven Laude                       Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Senior Investment Officer - Fixed
                                                                      Income, Minnesota Life Insurance Company

Erica Bergsland                    Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Senior Investment Officer - Mortgage,
                                                                      Minnesota Life Insurance Company

Thomas G. Meyer                    Vice President                     Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.; Director, Marketing Development,
                                                                      Minnesota Life Insurance Company

Rodney Hare                        Vice President                     Director of Institutional Marketing, Minnesota Life Insurance
                                                                      Company; Vice President, MCM Funding 1997-1, Inc.; Vice
                                                                      President, MCM Funding 1998-1, Inc.


Gary Kleist                        Financial Vice                     Director, Investment Operations, Minnesota Life Insurance
                                   President                          Company; Vice President, MCM Funding 1997-1, Inc.; Vice
                                                                      President, MCM Funding, 1998-1, Inc.

Sean O'Connell                     Vice President                     Senior Investment Officer - Mortgage, Minnesota Life Insurance
                                                                      Company; Vice President, MCM Funding 1997-1, Inc.; Vice
                                                                      President, MCM Funding 1998-1, Inc.

John Leiviska                      Vice President                     Senior Investment Officer - Fixed Income, Minnesota Life
                                                                      Insurance Company; Vice President, MCM Funding 1997-1, Inc.;
                                                                      Vice President, MCM Funding 1998-1, Inc.

Annette Masterson                  Vice President                     Senior Investment Officer - Fixed Income, Minnesota Life
                                                                      Insurance Company; Vice President, MCM Funding 1997-1, Inc.;
                                                                      Vice President, MCM Funding 1998-1, Inc.

Mark L. Henneman                   Vice President                     Value Portfolio Manager, Minnesota Life Insurance Company;
                                                                      Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM
                                                                      Funding 1998-1, Inc.

Kevin J. Hiniker                   Associate General                  Investment Officer - Law and Assistant Secretary, Minnesota
                                   Counsel                            Life Insurance Company; Assistant Secretary, Robert Street
                                                                      Energy, Inc.; Assistant Secretary, MCM Funding 1997-1, Inc.;
                                                                      Assistant Secretary, MCM Funding 1998-1, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Ascend Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Money Market Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.
          MIMLIC Cash Fund, Inc.
          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Group Variable Annuity Account
          Minnesota Life Variable Universal Life Account

          (b) The name and principal business address, positions and offices with Ascend Financial Services, Inc., and positions and offices with Registrant of each director and officer of Ascend Financial Services, Inc. is as follows:


                                  Positions and                Positions and
Name and Principal                Offices                      Offices
Business Address                  with Underwriter             with Registrant
------------------                ----------------             ---------------
Robert E. Hunstad                 Director                     None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                President, Chief             None
Ascend Financial Services, Inc.   Executive Officer, Chief
400 Robert Street North           Compliance Officer
St. Paul, Minnesota 55101         and Director

Margaret Milosevich               Vice President, Chief        Assistant
Ascend Financial Services, Inc.   Operations Officer,          Secretary
400 Robert Street North           Treasurer and Secretary
St. Paul, Minnesota 55101

Dennis E. Prohofsky               Director                     None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Thomas L. Clark                   Assistant Treasurer,         Assistant
Ascend Financial Services, Inc.   Assistant Secretary          Secretary
400 Robert Street North
St. Paul, Minnesota 55101


(c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          U.S. Bank National Association
          180 East Fifth Street
          St. Paul, Minnesota  55101

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of St. Paul and the State of Minnesota on the 19th day of November, 1998.


                                        ADVANTUS VENTURE FUND, INC.
                                                 Registrant


                                        By /s/ William N. Westhoff
                                          -------------------------------------
                                               William N. Westhoff, President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ William N. Westhoff         President (principal          November 19, 1998
-----------------------------   executive officer)
  William N. Westhoff           and Director


/s/ Frederick P. Feuerherm      Director and Treasurer        November 19, 1998
-----------------------------   (principal financial
  Frederick P. Feuerherm        and accounting officer)


  Ralph D. Ebbott*              Director)
-----------------------------           )           By /s/ William N. Westhoff
  Ralph D. Ebbott                       )              ------------------------
                                        )                  William N. Westhoff
                                        )                   Attorney-in-Fact
  Charles E. Arner*             Director)
-----------------------------           )           Dated:  November 19, 1998
  Charles E. Arner                      )
                                        )
                                        )
  Ellen S. Berscheid*           Director)
-----------------------------           )
  Ellen S. Berscheid                    )


---------------



*Registrant's director executing power of attorney dated October 22, 1998, a copy of which is filed herewith.

                                    EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION

    (1)       Articles of Incorporation for the Registrant (1)

    (2)       Bylaws of the Registrant (1)

    (5) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant (1)

    (6)(A) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc. (1)

    (6)(B) Form of Dealer Sales Agreement between Ascend Financial Services, Inc., principal underwriter for the Registrant, and dealers (1)

    (8) Custodian Agreement between the Registrant and First Trust National Association (1)

    (9) Administrative Service Agreement between the Registrant and The Minnesota Mutual Life Insurance Company (1)

    (10)      Opinion and Consent of Dorsey & Whitney LLP (1)

    (11)      Consent of KPMG Peat Marwick LLP

    (13)(A) Letter of Investment Intent regarding the Registrant's initial capital from Advantus Capital Management, Inc. (1)

    (13)(B) Letter of Investment Intent regarding the Registrant's initial capital from The Minnesota Mutual Life Insurance Company (2)

    (15)(A)   Plan of Distribution for Class A shares of the Registrant (1)

    (15)(B)   Plan of Distribution for Class B shares of the Registrant (1)

    (15)(C)   Plan of Distribution for Class C shares of the Registrant (1)

    (16)      Calculations of Yield and Total Returns of the Registrant (2)

    (17)(A)   Financial Data Schedule - Class A Shares

    (17)(B)   Financial Data Schedule - Class B Shares

    (17)(C)   Financial Data Schedule - Class C Shares

    (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant

-------------------
    (1) Incorporated by reference to the Registrant's initial registration statement on Form N-1A filed September 19, 1996.

    (2) Incorporated by reference to the Registrant's post-effective amendment to its registration statement on Form N-1A filed November 20, 1997.